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                                                                   EXHIBIT 10.33


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                      LENDING AND CREDIT SUPPORT AGREEMENT



                                   ----------



                            Dated as of April 1, 1998



                                   ----------



                               RWT HOLDINGS, INC.
                        REDWOOD RESIDENTIAL FUNDING, INC.
                        REDWOOD COMMERCIAL FUNDING, INC.
                        REDWOOD FINANCIAL SERVICES, INC.
                                  as Borrowers


                                       and


                               REDWOOD TRUST, INC.
                                    as Lender



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

                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
Section 1.     Definitions and Accounting Matters......................................
               1.01   Certain Defined Terms............................................
               1.02   Accounting Terms and Determinations..............................
Section 2.A.   Loans, Notes and Prepayments............................................
               2.01   Loans  ..........................................................
               2.02   Notes  ..........................................................
               2.03   Procedure for Borrowing..........................................
               2.04   Repayment of Loans; Interest.....................................
               2.05   Voluntary Prepayments............................................
Section 2.B.   Credit Support..........................................................
               2.06   Issuance of Credit Support.......................................
               2.07   Credit Supports..................................................
               2.08   Procedure for Obtaining Credit Supports..........................
               2.09   Repayment of Credit Support Disbursements; Interest..............
               2.10   Credit Support Fee...............................................
Section 3.     Payments; Computations; Etc.............................................
               3.01   Payments.........................................................
               3.02   Computations.....................................................
Section 4.     Collateral Security.....................................................
               4.01   Collateral; Security Interest....................................
               4.02   Further Documentation............................................
               4.03   Changes in Locations, Name, Etc..................................
               4.04   Lender's Appointment as Attorney-in-Fact.........................
               4.05   Performance by Lender of Borrower's Obligations..................
               4.06   Proceeds.........................................................
               4.07   Remedies.........................................................
               4.08   Limitation on Duties Regarding Presentation of Collateral........
               4.09   Powers Coupled with an Interest..................................
               4.10   Release of Security Interest.....................................
Section 5.     Conditions Precedent....................................................
               5.01   Initial Loan and Credit Supports.................................
               5.02   Initial and Subsequent Loans and Credit Supports.................
Section 6.     Representations and Warranties..........................................
               6.01   Existence........................................................
               6.02   Financial Condition..............................................
               6.03   Litigation.......................................................
               6.04   No Breach........................................................
               6.05   Action ..........................................................
               6.06   Approvals........................................................
               6.07   Margin Regulations...............................................
               6.08   Taxes  ..........................................................
               6.09   Investment Company Act...........................................
               6.10   Collateral; Collateral Security..................................
               6.11   Chief Executive Office...........................................
               6.12   Location of Books and Records....................................
Section 7A.    Affirmative Covenants of the Borrower...................................
               7.01   Financial Statements.............................................
               7.02   Litigation.......................................................
               7.03   Existence, Etc...................................................
               7.04   Cooperation and Access to Records................................

               7.05   Notices..........................................................
               7.06   Insurance........................................................
Section 7B.    Negative Covenants......................................................
               7.07   Total Indebtedness to Adjusted Net Worth Ratio...................
               7.08   Loan Indebtedness to GAAP Net Worth..............................
               7.09   Minimum GAAP Net Worth...........................................
Section 8.     Events of Default.......................................................
Section 9.     Remedies Upon Default...................................................
Section 10.    No Duty on Lender's Part................................................
Section 11.    Miscellaneous ..........................................................
               11.01  Waiver ..........................................................
               11.02  Notices..........................................................
               11.03  Indemnification and Expenses.....................................
               11.04  Amendments.......................................................
               11.05  Successors and Assigns...........................................
               11.06  Survival.........................................................
               11.07  Captions.........................................................
               11.08  Counterparts.....................................................
               11.09  Agreement Constitutes Security Agreement; Governing Law..........
               11.10  Submission to Jurisdiction; Waivers..............................
               11.11  Waiver of Jury Trial.............................................
               11.12  Acknowledgments..................................................
               11.13  Termination......................................................
               11.14  Servicing........................................................


Exhibit A      -      Form of Promissory Note
Exhibit B      -      Form of Loan Commitment
Exhibit C      -      Form of Credit Support Commitment

                      LENDING AND CREDIT SUPPORT AGREEMENT


LENDING AND CREDIT SUPPORT AGREEMENT, dated as of April 1, 1998, between RWT HOLDINGS, INC., a Delaware corporation ("Holdings"), REDWOOD RESIDENTIAL FUNDING, INC., a Delaware corporation ("Residential"), REDWOOD COMMERCIAL FUNDING, INC., a Delaware corporation ("Commercial"), REDWOOD FINANCIAL SERVICES, INC., a Delaware corporation ("Financial"), and such other subsidiaries of Holdings as may from time to time execute a copy of this Agreement and the Note (collectively, the "Borrowers" and each individually, a "Borrower") and REDWOOD TRUST, INC., a Maryland corporation (the "Lender").

                                    RECITALS

The Borrowers have requested that the Lender from time to time consider making revolving credit loans to them for working capital purposes or to finance certain residential and/or commercial mortgage loans owned or to be acquired by the Borrowers, and the Lender is prepared to consider making such loans upon the terms and conditions hereof. The Borrowers have further requested that the Lender from time to time consider lending credit support to the Borrowers to facilitate Borrowers' financings from third-party lenders and Borrowers' hedging arrangements with counterparties. Such credit support may be provided by the Lender by guarantying a Borrower's borrowings from third-party lenders or by entering into co-borrowing or co-obligor arrangements with a Borrower. The Lender is prepared to consider lending such credit support upon the terms and conditions hereof. Accordingly, the parties hereto agree as follows:

     Section 1. Definitions and Accounting Matters.

        1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section
                1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

        "Adjusted Net Worth" shall mean at any date the sum of (1) GAAP Net Worth, plus (2) the amount of reserves of Holdings and its consolidated Subsidiaries, if any, for credit losses (as reflected on the financial statements referred to in 7.01 below), minus (3) the amount of the unrealized gains on debt securities (as defined in FASB 115) of Holdings and its consolidated Subsidiaries, if any, plus (4) the amount of unrealized losses on debt securities (as defined in FASB 115) of Holdings and its consolidated Subsidiaries, if any, plus (5) the amount of Loan Indebtedness, minus (6) the excess of the amount of assets securing nonrecourse indebtedness over the amount of such nonrecourse indebtedness.

        "Affiliate" means, (i) with respect to Lender, Sequoia Mortgage Funding Corporation and any other wholly-owned subsidiaries in corporate, trust or other form, whether owned directly or indirectly, and (ii) with respect to the Borrowers, any affiliate of any Borrower as such term is defined in the United States Bankruptcy Code in effect from time to time.

        "Agreement" shall mean this Lending and Credit Support Agreement, as may be amended, supplemented or otherwise modified from time to time.

        "Applicable Margin" shall mean 3.5% unless a different percentage shall be indicated in the related Commitment pursuant to Section 2.03(b) hereof.

        "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

        "Borrower" and "Borrowers" shall have the meanings provided in the heading hereof.

        "Business Day" shall mean any day other than (i) a Saturday or Sunday, or (ii) a day in which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed.

        "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        "Collateral" shall have the meaning assigned to such term in Section 4.01(b) hereof.

        "Credit Support" shall have the meaning specified in Section 2.B.
        hereof.

        "Credit Support Commitment" shall mean a commitment issued pursuant to
        Section 2.B. hereof.

        "Credit Support Documents" shall mean any form of guarantee or co-borrowing agreement and related documentation entered into pursuant to Section 2.B.

        "Custodial Agreement" shall mean each Custodial Agreement among a Borrower, the Custodian and a third-party lender to the Borrower holding a first priority security interest in Collateral, as the same shall be modified and supplemented and in effect from time to time.

        "Custodian" shall mean Bankers Trust Company of California, N.A., its successors and permitted assigns, unless a different entity is named in any Commitment.

        "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

        "Dollars" and "$" shall mean lawful money of the United States of America.

        "Effective Date" shall mean the date upon which the conditions precedent set forth in Section 5.01 shall have been satisfied.

        "Eligible Mortgage Loan" shall mean a Mortgage Loan secured by a first mortgage lien on a one-to-four family residential property or multifamily or commercial property acceptable to the Lender as Collateral.

        "Event of Default" shall have the meaning assigned thereto in Section 8 hereof.

        "Funding Date" shall mean the date on which a Loan is made hereunder or a Credit Support becomes effective hereunder.

        "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States.

        "GAAP Net Worth" shall mean the excess of total assets of Holdings and its consolidated Subsidiaries, if any, over Total Liabilities of Holdings determined in accordance with GAAP.

        "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over a Borrower, any of its Subsidiaries or any of its properties.

        "Interest Period" shall mean with respect to any Loan:

        (a) initially, the period commencing on the Funding Date, with respect to such Loan and ending one month thereafter; and

        (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending one month thereafter.

                provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

        (i) if any Interest Period pertaining to a Loan would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

        (ii) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date; and

        (iii) any Interest Period pertaining to a Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the Last Business Day of a calendar month.

        "Lender" shall have the meaning assigned thereto in the heading hereto.

        "LIBOR" shall mean the arithmetic mean of the London interbank offered rates for one-month U.S. dollar deposits in the London market based on quotations at four major banks selected by the Lender, which rates appear in the display designated as page "LIUS01M" on the Bloomberg Financial Markets Commodities News (or such other comparable displaying LIBOR quotations on the Bloomberg service) as of 11:00 a.m., London Time, on the date of determination. LIBOR shall be determined separately for each Interest Period.

        "Lien" shall mean any mortgage, lien, pledge, charge, security interest or similar encumbrance.

        "Loan" shall have the meaning specified in Section 2.A. hereof.

        "Loan Commitment" shall mean a commitment issued pursuant to Section 2.B. hereof.

        "Loan Documents" shall mean, collectively, this Agreement, the Note and the Custodial Agreement.

        "Loan Indebtedness" shall mean, at any date, the principal amount of Loans outstanding on such date.

        "Mortgage File" shall have the meaning assigned thereto in the Custodial Agreement.

        "Mortgage Loan" shall mean a mortgage loan which the Borrower has designated to be pledged to secure a Loan or Credit Support as herein provided, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note and related mortgage or deed of trust and/or security agreements and (ii) all right, title and interest of the Borrower in and to the Mortgaged Property covered by such mortgage or deed of trust.

        "Mortgage Loan Documents" shall mean, with respect to a Mortgage Loan, the documents comprising the Mortgage File for such Mortgage Loan.

        "Mortgage Loan Schedule" shall have the meaning assigned thereto in the Custodial Agreement.

        "Mortgage Note" shall mean the promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Loan.



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

        "Mortgaged Property" means the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

        "Mortgagor" means the obligor on a Mortgage Note.

        "Note" shall mean the promissory note provided for by Section 2.02(a) hereof for Loans and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

        "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

        "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount under this Agreement, the Note or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% per annum plus the rate otherwise applicable.

        "Regulations G, T, U and X" shall mean Regulations G, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

        "Requirements of Law" shall mean, as to any person, the Articles or Certificate of Incorporation and Bylaws or other organization or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitration or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such person or any of its property is subject.

        "Responsible Officer" shall mean, as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person.

        "Secured Obligations" shall have the meaning assigned thereto in Section 4.01(c) hereof.

        "Servicer" shall have the meaning assigned thereto in Section 11.14(b) hereof.

        "Servicing Agreement" shall have the meaning assigned thereto in Section 11.14(b) hereof.

        "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

        "Termination Date" shall mean April 1, 2000 or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.



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

        "Total Indebtedness" shall mean total indebtedness for borrowed monies of Holdings and its consolidated Subsidiaries, if any, determined in accordance with GAAP, less the amount of any nonrecourse indebtedness of Holdings and its consolidated Subsidiaries.

        "Total Liabilities" shall mean total liabilities of Holdings and its consolidated Subsidiaries, if any, determined in accordance with GAAP.

        "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of California; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than California, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

        1.02 Accounting Terms and Determinations. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP.

        Section 2.A.  Loans, Notes and Prepayments.

        2.01    Loans.

        (a) The Lender agrees to consider from time to time each Borrower's requests that the Lender make, on the terms and conditions of this Agreement, loans (individually, a "Loan"; collectively, the "Loans") to the Borrower in Dollars, from and including the Effective Date to and including the Termination Date. This Agreement is not a commitment to lend but rather sets forth the procedures to be used in connection with periodic requests for Loans. Each Borrower hereby acknowledges that the Lender is under no obligation to agree to make, or to make, any Loan pursuant to this Agreement.

        (b) Subject to the terms and conditions of this Agreement, during such period each Borrower may borrow, repay and reborrow hereunder.

        (c) In no event shall a Loan be made when any Default or Event of Default has occurred and is continuing.

        2.02    Notes.

        (a) The Loans made by the Lender shall be evidenced by a single promissory note of the Borrowers substantially in the form of Exhibit A hereto (the "Note"), dated the date hereof, payable to the Lender in a principal amount equal to the amount of the Loans outstanding from time to time. The Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise.

        (b) The date, amount and interest rate of each Loan made by the Lender to a Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note, endorsed by the Lender on the schedule attached to the Note or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under the Note in respect of the Loans.

        (c) The Borrowers shall be jointly and severally liable for all loans made hereunder.

        2.03    Procedure for Borrowing.

        (a) Each Borrower may request a borrowing hereunder, on any Business Day during the period from and including the Effective Date to and including the Termination Date, by delivering to the Lender, with a copy to the Custodian, an irrevocable written request for borrowing, which request must be countersigned by Holdings if Holdings is not the requesting Borrower and must be received by the Lender prior to 10:00 a.m. (California time) at least three
                (3) Business Days prior to the requested Funding Date unless otherwise agreed by the Lender. Such request for borrowing shall
                (i) specify whether the Loan is for working capital purposes or to finance acquisition of Mortgage Loans, (ii) attach a schedule identifying the Eligible Mortgage Loans, if any, that the Borrower proposes to pledge to the Lender and be included in the Collateral in connection with such borrowing, and (iii) specify the requested Funding Date.

        (b) Upon the Borrower's request for a borrowing, the Lender may, at its option, offer to make a Loan to the Borrower by executing and delivering, via telecopy or delivered by hand, a commitment to the Borrower in the form of Exhibit B (the "Loan Commitment") attached hereto no later than 11:00 a.m. (California time) one
                (1) Business Day after its receipt of such a request for borrowing. Such Loan Commitment shall identify the Lender and the Borrower, attach a schedule identifying the Eligible Mortgage Loans, if any, proposed to be pledged by the Borrower to the Lender on such Funding Date which are acceptable to the Lender to be pledged as Collateral hereunder, and shall set forth (i) the Funding Date, (ii) the amount of the Loan to be made on such Funding Date, and (iii) the Applicable Margin, and may contain additional terms or conditions which may or may not be inconsistent with this Agreement. In the event there is a conflict between the terms of this Agreement and the terms of the Loan Commitment, the terms of the Loan Commitment shall control. Each Loan Commitment, together with this Agreement, shall be conclusive evidence of the terms of the Loan(s) covered thereby.

        (c) The Borrower shall, no later than 3:00 p.m. (California time) on the Business Day that it receives a Loan Commitment from the Lender, either:

                (i) decline the offer contained in such Loan Commitment by notifying the Lender, in accordance with the notice provision set forth in Section 7.06 hereof, by telephone so that effect; or

                (ii) accept such offer contained in such Loan Commitment by notifying the Lender, in accordance with the notice provision set forth in Section 7.06 hereof, by telephone to that effect.

                        Notwithstanding the foregoing, the Borrower shall be deemed to have accepted such offer, and such Loan Commitment, together with this Agreement, shall be conclusive evidence of the terms of the Loan covered thereby, unless the Borrower has declined such offer by the time set forth above.

        (d) The Borrower shall release or cause to be delivered to the Custodian no later than 12:00 p.m., California time, two (2) Business Days prior to the requested Funding Date, the Mortgage File pertaining to each Eligible Mortgage Loan, if any, to be pledged to the Lender and included in the Collateral on such requested Funding Date, in accordance with the terms and conditions of the Custodial Agreement.

        (e) Subject to Section 5 hereof, each loan will be made available to the Borrower by the Lender transferring, via wire transfer, to an escrow account or account maintained by the Borrower prior to 3:00 p.m., California time, on the Funding Date, the aggregate amount of such borrowing in funds immediately available to the Borrower. The Borrower shall deliver to the Custodian and the Lender, no later than 11:00 a.m. on the first Business Day after the Funding

                Date, a notice of the Lender's security interest in respect of all Mortgage Loans pledged to the Lender on such Funding Date.

        2.04    Repayment of Loans; Interest.

        (a) Each Borrower hereby promises to repay in full the outstanding principal amount of each Loan no later than the date (the "Stated Maturity") which is six months after the Funding Date of such Loan.

        (b) Each Borrower hereby promises to pay to the Lender interest on the unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at a rate per annum equal to LIBOR plus the Applicable Margin. Notwithstanding the foregoing, each Borrower hereby promises to pay to the Lender interest at the applicable Post-Default Rate on any principal of any Loan and on any other amount payable by the Borrower hereunder or under the Note, that shall not be paid in full when due (whether at Stated Maturity, by acceleration or by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable monthly commencing on the date one month from the Funding Date and on each successive date which is one month thereafter or the date of final payment of principal on such Loan, except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Lender shall give notice thereof to the Borrowers.

        2.05 Voluntary Prepayments. The Borrowers may prepay the outstanding principal of any Loan, in whole or in part, at any time prior to the Stated Maturity thereof.

        Section 2.B. Credit Support.

        2.06    Issuance of Credit Support.

        (a) The Lender agrees to consider from time to time each Borrower's requests that the Lender issue credit support of loans made to the Borrower by third parties or of hedging arrangements entered into by the Borrower with counterparties on the terms and conditions of this Agreement from and including the Effective Date to and including the Termination Date. Such credit support could be in the form of guarantees by the Lender or co-borrowing or co-obligor arrangements with the Borrower in which the Lender is jointly and severally liable for the Borrower's borrowings thereunder (individually, a "Credit Support"; collectively, the "Credit Supports"). This Agreement is not a commitment to enter into Credit Supports but rather sets forth the procedures to be used in connection with periodic requests for Credit Supports. The Borrowers hereby acknowledge that the Lender is under no obligation to agree to enter into, or to enter into, any Credit Support pursuant to this Agreement.

        (b) Subject to the terms and conditions of this Agreement, during such period each Borrower may borrow, repay and reborrow amounts from third parties covered by Credit Supports issued hereunder.

        (c) In no event shall Credit Support Documents be entered into when any Default or Event of Default has occurred and is continuing.

        2.07 Credit Supports. The Credit Supports entered by the Lender shall be evidenced by such Credit

        2.08    Procedure for Obtaining Credit Supports.

        (a) Each Borrower may request Credit Support hereunder, on any Business Day during the period from and including the Effective Date to and including the Termination Date, by delivering to the Lender, with a copy to the Custodian, an irrevocable written request for Credit Support, which request must be received by the Lender prior to 10:00 a.m. (California time), at least three
                (3) Business Days prior to the requested Funding Date unless otherwise agreed by the Lender. Such request for Credit Support shall (i) specify whether the Credit Support is for borrowings from third parties or hedging arrangements, (ii) attach a schedule identifying the Eligible Mortgage Loans, if any, that the Borrower proposes to pledge to the Lender and be included in the Collateral on a subordinated basis in connection with such Credit Support, and (iii) specify the requested Funding Date.

        (b) Upon the Borrower's request for Credit Support, the Lender may, at its option, offer to enter into Credit Support Documents in favor of the Borrower by executing and delivering via telecopy or delivered by hand, a commitment in the form of Exhibit C (the "Credit Support Commitment") attached hereto no later than 11:00 a.m. (California time), one (1) Business Day after its receipt of such a request for Credit Support. Such Credit Support Commitment shall identify the Lender and the Borrower, attach a schedule identifying the Eligible Mortgage Loans, if any, proposed to be pledged by the Borrower to the Lender on such Funding Date which are acceptable to the Lender to be pledged as Collateral hereunder and shall set forth (i) the Funding Date,
                (ii) the amount of the Credit Support to be entered into on such Funding Date, and (iii) the Applicable Margin, and may contain additional terms and conditions which may or may not be inconsistent with this Agreement. In the event there is a conflict between the terms of this Agreement and the terms of the Credit Support Commitment, the terms of the Credit Support Commitment shall control. Each Credit Support Commitment, together with this Agreement, shall be conclusive evidence of the terms of the Credit Support(s) covered thereby.

        (c) The Borrower shall, no later than 3:00 p.m. (California time) on the Business Day that it receives a Credit Support Commitment from the Lender, either:

                (i) decline the offer contained in such Credit Support Commitment by notifying the Lender, in accordance with the notice provision set forth in Section 7.06 hereof, by telephone to that effect; or

                (ii) accept such offer contained in such Credit Support Commitment by notifying the Lender, in accordance with the notice provision set forth in Section 7.06 hereof, by telephone to that effect.

                        Notwithstanding the foregoing, the Borrower shall be deemed to have accepted such offer, and such Credit Support Commitment, together with this Agreement, shall be conclusive evidence of the terms of the Credit Support covered thereby, unless the Borrower has declined such offer by the time set forth above.

        (d) The Borrower shall release or cause to be delivered to the Custodian no later than 12:00 p.m., California time, two (2) Business Days prior to the requested Funding Date, the Mortgage File pertaining to each Eligible Mortgage Loan, if any, to be pledged to the Lender and included in the Collateral on such requested Funding Date, in accordance with the terms and conditions of the Custodial Agreement.

        (e) Subject to Section 5 hereof, such Credit Support will be made available to the Borrower by the Lender on or prior to 3:00 p.m., California time, on such Funding Date. The Borrower shall deliver to the Custodian and the Lender, no later than 11:00 a.m. on the first Business Day after the Funding Date, a notice of the Lender's security interest in respect of all Mortgage Loans pledged to the Lender on such Funding Date.

        2.09 Repayment of Credit Support Disbursements; Interest. Each Borrower hereby promises to make payments to the Lender in respect of any amount expended by the Lender pursuant to any Credit Support on the following terms and conditions, unless otherwise provided in the related Credit Support Commitment:

        (a) The amount of any such expenditure, whether used to repay principal, interest or other amounts due to the third-party lender, shall be treated as principal of a Loan, the Stated Maturity of which is the first Business Day following the date of the expenditure; and

        (b) Interest will be payable on such constructive Loan at the Post-Default Rate and on the same terms as if such Loan was in default with respect to repayment of principal due on the Stated Maturity thereof as set forth in (a) above.

        2.10 Credit Support Fee. As compensation for the Lender's issuance of each Credit Support, the Borrowers agree to pay the Lender a Credit Support Fee on each Funding Date in an amount equal to .0035 per annum times the principal amount of the loan or other payment obligation or exposure which is the subject of such Credit Support, unless a different fee amount is otherwise agreed upon and reflected on the Credit Support Commitment. Such amount will be calculated based on the actual number of days such Credit Support is in effect and a 360-day year and will be payable monthly, in arrears.

        Section 3. Payments; Computations; Etc.

        3.01 Payments.

        (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrowers under this Agreement and the Note, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the following account
                maintained by the Lender: [         ], For the A/C of
                [         ], ABA# [         ], Attn: [         ], not later
                than 1:00 p.m., California time, on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrowers acknowledge that they have no rights of withdrawal from the foregoing account.

        (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Agreement or the Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

        3.02 Computations. Interest on the Loans shall be computed on the basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

        Section 4. Collateral Security.

        4.01    Collateral; Security Interest.

        (a) The Custodian shall hold the Mortgage Loan Documents as bailee and agent for the Lender, as holder of a subordinated security interest in the Collateral.

        (b) All of each Borrower's right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the "Collateral":

                (i)     all Mortgage Loans;

                (ii) all Mortgage Loan Documents, including without limitation all promissory notes and any other collateral pledged or otherwise relating to such Mortgage Loans, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto;

                (iii) all mortgage guaranties and insurance (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to all Mortgage Loans pledged to the Lender hereunder and all claims and payments thereunder;

                (iv) all agreements pursuant to which Mortgage Loans are acquired and all documents related thereto;

                (v) all other insurance policies and insurance proceeds relating to all Mortgage Loans pledged to the Lender hereunder or the related Mortgaged Property;

                (vi) all "general intangibles" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and

                (v) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

        (c) Each Borrower hereby assigns, pledges and grants, effective as of the first Business Day after the related Funding Date, a security interest in all of its right, title and interest in, to and under the Collateral, subject to the rights of any third-party lenders holding a first priority security interest therein, to the Lender to secure the repayment of principal of and interest on all Loans and all other amounts owing to the Lender hereunder, under the Note, any Credit Supports entered into by the Lender and under the other Loan Documents (collectively, the "Secured Obligations"). Each Borrower agrees to mark its computer records and tapes to evidence the interests granted to the Lender hereunder.

        4.02 Further Documentation. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrowers, the Borrowers will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and owners herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Borrowers also hereby authorize the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

        4.03 Changes in Locations, Name, Etc. No Borrower shall (i) change the location of its chief executive office/chief place of business from that specified in Section 6 hereof or (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral unless it shall have given the Lender at least

                30 days prior written notice thereof and shall have delivered to the Lender all Uniform Commercial Code financing statements and amendments thereto as Lender may request and taken all other actions deemed necessary by Lender to continue its perfected status in the Collateral with the same or better priority.

        4.04    Lender's Appointment as Attorney-in-Fact.

        (a) Each Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender's discretion (which the Lender shall exercise only in the event of an Event of Default shall have occurred and be continuing), for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foreign, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without assent by, but with notice to, the Borrower, to do the following, subject to the rights of any third-party lenders with a first priority security interest in the applicable Collateral:

                (i) in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments of the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or where otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

                (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

                        (a) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any right in respect of any Collateral;
                                (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

                        Each Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                        (b) Each Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with the sale provided in Section
                                4.07 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                        (c) The powers conferred on the Lender are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors or employees shall be responsible to the Borrowers for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

        4.05 Performance by Lender of Borrower's Obligations. If any Borrower fails to perform or comply with any of its agreements contained in the Loan Documents and the Lender shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Borrower to the Lender on demand and shall constitute Secured Obligations.

        4.06 Proceeds. Subject to the rights of any third-party lenders with first priority security interests in any Collateral, if an Event of Default shall occur and be continuing, (a) all proceeds of Collateral received by any Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall forthwith upon receipt by the Borrower be turned over to the Lender in the exact form received by the Borrower (duly endorsed by the Borrower to the Lender, if required) and (b) any and all such proceeds received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter may be applied by the Lender against, the Secured Obligations (whether matured or unmatured), such application to be in such order as the Lender shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Agreement shall have been terminated shall be paid over to the Borrowers or to whomever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

        4.07 Remedies. Subject to the rights of any third-party lenders with first priority security interests in the Collateral, if an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrowers or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrowers, which right or equity is hereby waived or released. Each Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code, need the Lender account for the surplus, if any, to the Borrowers. To the extent permitted by applicable law, each Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are sufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

        4.08 Limitation on Duties Regarding Presentation of Collateral. The Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
                Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Borrower or otherwise.

        4.09 Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

        4.10 Release of Security Interest. Upon termination of this Agreement and repayment to the Lender of all Secured Obligations and the performance of all obligations under all Credit Supports and other Loan Documents, the Lender shall release its security interest in any remaining Collateral.

        Section 5. Conditions Precedent.

        5.01 Initial Loan and Credit Supports. The obligation of the Lender to make its initial Loan and enter into the initial Credit Supports hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan and the issuance of such Credit Supports, of the following conditions precedent: (a) Loan Documents. The Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

                (i)     Note. the Note, duly completed and executed;

                (ii) Custodial Agreement. the Custodial Agreement, if any, duly executed and delivered by the related Borrower and the Custodian; and

                (iii) Credit Supports. one or more agreements constituting Credit Supports, duly executed and delivered by the Borrower and the Lender.

                        In addition, the Borrowers shall have taken such other action as the Lender shall have requested in order to perfect the security interests created pursuant to the Agreement; and

        (b) Organization Documents. A good standing certificate and certified copies of the charter and bylaws (or equivalent documents) of each Borrower and of all corporate or other authority for each Borrower with respect to the execution, delivery and performance of the Loan Documents and each other document to be delivered by the Borrowers from time to time in connection herewith (and the Lender may conclusively rely on such certificate until it receives notice in writing from any Borrower to the contrary);

        (c) Legal Opinion. A legal opinion of counsel to the Borrowers, with such scope and substance and in such form as may be acceptable to the Lender; and

        (d) Other Documents. Such other documents as the Lender may reasonably request.

        5.02 Initial and Subsequent Loans and Credit Supports. The making of each Loan to a Borrower and issuance of each Credit Support (including the initial Loan and initial Credit Supports) on any Business Day is subject to the following further conditions precedent, both immediately prior to the making of such Loan or issuance of such Credit Support and also after giving effect thereto and to the intended use thereof:

                (a) no Default or Event of Default shall have occurred and be continuing;

                (b) (i) both immediately prior to the making of such Loan or issuance of such Credit Support and also after giving effect thereto and to the intended use thereof, the representations and warranties made by each Borrower in
                        Section 6 hereof, and in each of the other Loan Documents, shall be true and complete on and as of the date of the making of such Loan or issuance of such Credit Support in all material respects (in the case of the representations and warranties in Section 6.10, solely with respect to Mortgage Loans included in the Collateral, if any) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (ii) with respect to any Credit Support being issued to support a third party borrowing to finance the acquisition or maintenance of assets, the value of such assets must be equal to or greater than the sum of such third party indebtedness plus any Loan obtained to facilitate such acquisition or maintenance. The Lender shall have received an officer's certificate signed by a Responsible Officer of the Borrower certifying as to the truth and accuracy of the above, which certificate shall specifically include a statement that the Borrower is in compliance with all governmental licenses and authorizations and is qualified to do business and in good standing in all required jurisdictions;

                (c) the aggregate outstanding principal amount of the Loans at the time shall not exceed $100,000,000 and the aggregate outstanding principal amount covered by Credit Supports at the time shall not exceed $1,000,000,000; and

                (d) the Lender shall have completed its due diligence review of the Mortgage Loan Documents for each Loan and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Loans as the Lender deems necessary to review, including without limitation, a review of any related Servicing Agreement, and such review shall be satisfactory to the Lender in its sole discretion.

        Section 6. Representations and Warranties.

        Each Borrower represents and warrants to the Lender that throughout the term of this Agreement:

        6.01 Existence. The Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted, the lack of which would be reasonably likely to have a material adverse effect on its property, business or financial condition, or prospects; and (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would be reasonably likely (either individually or in the aggregate) to have a material adverse effect on its property, business or financial condition, or prospects.

        6.02 Financial Condition. Holdings has heretofore furnished to the Lender a copy of its consolidated balance sheets and the consolidated balance sheets of its consolidated Subsidiaries for the first quarterly fiscal period of 1998. Holdings has also heretofore furnished to the Lender the related consolidated statements of income and retained earnings and of cash flows for Holdings and its consolidated Subsidiaries for the first quarterly fiscal period of 1998. All such financial statements are complete and correct and fairly present the consolidation financial condition of Holdings and its Subsidiaries and the consolidated results of their operations for the fiscal period needed on said date, all in accordance with GAAP applied on a consistent basis.

        6.03 Litigation. There are no actions, suits, arbitrations, investigations or proceedings pending or, to its knowledge, threatened against the Borrower or any of its Subsidiaries or affecting any of the property thereof before any Governmental Authority, (i) as to which individually or in the aggregate there is a reasonable likelihood of an adverse decision which would be reasonably likely to have a material adverse effect on the property, business or financial condition, or prospects of the Borrower or (ii) which questions the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby.

        6.04 No Breach. Neither (a) the execution and delivery of the Loan Documents or (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will conflict with or result in a breach of the charter or bylaws of the Borrower, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any Servicing Agreement or other material agreement or instrument to which the Borrower, or any of its Subsidiaries, is a party or by which any of them or any of their property is bound or to which any of them is subject, or constitute a default under any such material agreement or instrument, or (except for the Liens created pursuant to this Agreement) result in the creation or imposition of any Lien upon any property of the Borrower or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

        6.05 Action. The Borrower has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under each of the Loan Documents; the execution, delivery and performance by the Borrower of each of the Loan Documents have been duly authorized by all necessary corporate or other action on its part; and each Loan Document has been duly and validly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

        6.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority, or any securities exchange, are necessary for the execution, delivery or performance by the Borrower of the Loan Documents or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the Liens created pursuant to this Agreement.

        6.07 Margin Regulations. Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate or be consistent with the provisions of Regulation G, T, U or X.

        6.08 Taxes. The Borrower and its Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes, if any, that are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate.

        6.09 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

        6.10    Collateral; Collateral Security.

        (a) The Borrower has not assigned, pledged, or otherwise conveyed or encumbered any Mortgage Loan to any other Person, and immediately prior to the pledge of such Mortgage Loan, the Borrower was the sole owner of such Mortgage Loan and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens granted in favor of third-party lenders to the Borrower identified to the Lender prior to each Funding Date or Liens to be released simultaneously with the Liens granted in favor of the Lender hereunder.

        (b) The provisions of this Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of the Borrower in, to and under the Collateral.

        (c) Upon receipt by the Custodian of each Mortgage Note, duly endorsed in blank, the Lender shall have a valid security interest therein, in the Mortgage Loan evidenced thereby and in the Borrower's interest in the related Mortgaged Property, which security interest may be subordinate to the security interest of third-party lenders to the Borrower.

        (d) Upon the filing of financing statements on Form UCC-1 naming the Lender as "Secured Party" and the Borrower as "Debtor," and describing the Collateral, in the appropriate jurisdictions and recording offices, the security interests granted hereunder in the Collateral will constitute fully perfected security interests under the Uniform Commercial Code in all right, title and interest of the Borrower in, to and under such Collateral the perfection of a security interest in which can be effected by filing under the Uniform Commercial Code, which security interest may be subordinate to the security interest of third-party lenders to the Borrower.

        6.11 Chief Executive Office. Holdings' and Residential's chief executive offices on the Effective Date are each located at 591 Redwood Highway, Suite 3140, Mill Valley, California 94941; and Commercial's chief executive office on the Effective Date is located at 6160 Plumas Street, Reno, Nevada 89509.

        6.12 Location of Books and Records. The location where the Borrower keeps its books and records, including all computer tapes and records relating to the Collateral is its chief executive office.

        Section 7A. Affirmative Covenants of the Borrower.

Each Borrower covenants and agrees with the Lender that, so long as any Loan or Credit Support is outstanding and until payment in full of all Secured
Obligations:

        7.01 Financial Statements. Holdings shall deliver to the Lender as soon as available all financial statements it prepares, including at a minimum the following:

                (a) as soon as available and in any event within 20 days after the end of each of the first three quarterly fiscal periods of each fiscal year of Holdings, the consolidated balance sheets of Holdings and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for Holdings and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of Holdings, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Holdings and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                (b) as soon as available and in any event within 60 days after the end of each fiscal year of Holdings, the consolidated balance sheets of Holdings and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for Holdings and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing previously approved by the Lender, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Holdings and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default;

                (c) from time to time such other information regarding the financial condition, operations, or business of Holdings as the Lender may reasonably request, including but not limited to quarterly audited financial statements.

                        Holdings agrees to cooperate fully and in a timely fashion with its independent accountants in connection with their audits. Holdings will furnish to the Lender, at the time it furnishes each set of financial statements pursuant to paragraphs (a) and (b) above, a certificate of a Responsible Officer of Holdings to the effect that, to the best of such Responsible Officer's knowledge, the Borrower and its consolidated Subsidiaries during such fiscal period or year have observed or performed all of their covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by them, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate (and, if any Default or Event of Default has occurred and is continuing, describing the same in reasonable detail and describing the action Holdings has taken or proposes to take with respect thereto).

        7.02 Litigation. The Borrower will promptly, and in any event within 10 days after service of process on any of the following, give the Lender notice of all legal or arbitrable proceedings affecting the Borrower or any of its Subsidiaries that questions or challenges the validity or enforceability of any of the Loan Documents or as to which there is a reasonable likelihood of adverse determination which would result in a material adverse effect.

        7.03    Existence, Etc. The Borrower will:

                (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided, that nothing in this Section 7.03 shall prohibit any transaction expressly permitted under
                        Section 7.04 hereof);

                (b) comply with the requirements of all applicable laws, rules, regulations and orders of Government Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a material adverse effect on its property, business or financial condition, or prospects;

                (c) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied; and

                (d) not move its chief executive office from the address referred to in Section 6.11 unless it shall have provided the Lender 30 days prior written notice of such change.

        7.04 Cooperation and Access to Records. The Borrower agrees to cooperate fully and in a timely fashion with the Lender's requests for information or access to data, reports, records and personnel made for purposes of the Lender's compliance with securities law reporting and filing requirements, federal and state tax reporting and filing requirements or any other legal or regulatory reporting and filing requirements applicable to it. As part of this cooperation, the Borrower will agree to provide the following information:

                (a) keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and

                (b) permit: (i) representatives of the Lender to (A) visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by the Lender (but, prior to the occurrence of an Event of Default, only upon not less than two (2) Business Days' prior notice), and (B) discuss the business, operations, properties and financial and other condition of the Borrower with officers and employees of the Borrower, and with its independent certified public accountants, and (ii) representatives of the Lender to conduct periodic operational audits of the Borrower's business and operations

        7.05    Notices. The Borrower shall give notice to the Lender:

                (a) promptly of the occurrence of any Default or Event of Default; and

                (b) promptly of any default related to any Collateral and any event or change in circumstances, in each case which could reasonably be expected to have a material adverse effect on the Borrower's property, business or financial condition, or prospects.

                        Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto.

        7.06 Insurance. The Borrower agrees to obtain and maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, and furnish the Lender on request full information as to all such insurance, and to provide within five (5) days after receipt, certificates or other documents evidencing the renewal of each such policy. The Borrower will file claims and process recoveries under any such policy or any policy of the Lender.

        Section 7B. Negative Covenants.

Each Borrower covenants and agrees with the Lender that, so long as any Loan or Credit Support is outstanding and until payment in full of all Secured
Obligations:

        7.07 Total Indebtedness to Adjusted Net Worth Ratio. Holdings will not permit its ratio at any date of Total Indebtedness to Adjusted Net Worth to be more than 10.0:1.0.

        7.08 Loan Indebtedness to GAAP Net Worth. Holdings will not permit its ratio at any date of Loan Indebtedness to GAAP Net Worth to be more that 2.0:1.0.

        7.09 Minimum GAAP Net Worth. Holdings will not permit its GAAP Net Worth as of the last day of any fiscal quarter to be less than the sum of (1) $7,000,000, plus (2) fifty percent (50%) of (A) the cash proceeds of any sale or issuance of equity securities of any Borrower (or of any options, warrants or rights in respect of any such equity securities) which issuance takes place after the date of this Agreement, plus (B) cumulative after-tax earnings earned after the date hereof less cumulative dividends paid after the date of this Agreement.

        Section 8. Events of Default.

Each of the following events shall constitute an event of default (an "Event of Default") hereunder:

                (a) the Borrowers shall default in the payment of any principal of or interest on any Loan when due (whether at Stated Maturity, upon acceleration or at mandatory or optional prepayment) or any Credit Support when due; or

                (b) the Borrowers shall default in the payment of any other amount payable hereunder or under any other Loan Document after notification by the Lender of such default, and such default shall have continued unremedied for five Business Days; or

                (c) any representation, warranty or certification made or deemed made herein or in any other Loan Document by any Borrower or any certificate furnished to the Lender pursuant to the provisions thereof, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

                (d) any Borrower shall fail to comply with the requirements of Section 7.03 (as to existence), Section 7.04, Section 7.05, Section 7.06, Section 7.07 or Section 7.08 hereof; or any Borrower shall otherwise fail to comply with the requirements of Section 7.03 hereof and such default shall continue unremedied for a period of five Business Days; or any Borrower shall fail to observe or perform any other agreement contained in this Agreement or any other Loan Document and such failure to observe or perform shall continue unremedied for a period of seven Business Days; or

                (e) a final judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate shall be rendered against any Borrower or any Subsidiary of a Borrower by one or more courts, administrative tribunals or other bodies having jurisdiction over them and the same shall not be discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Borrower or any such Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                (f) any Borrower shall admit in writing its inability to pay its debts as such debts become due; or

                (g) any Borrower or any Subsidiary of a Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commerce a voluntary case under the Bankruptcy Code,
                        (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

                (h) a proceeding or case shall be commenced with respect to any Borrower or any Subsidiary of a Borrower, without the application or consent of the Borrower or any such Subsidiary, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Borrower or any such Subsidiary or of all or any substantial part of its property, or (iii) similar relief in respect of the Borrower or any such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower or any such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

                (i) the Custodial Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Borrower; or

                (j) any Borrower grants, or suffers to exist, any Lien not contemplated herein or the Liens contemplated hereby cease to be perfected Liens on any Collateral; or

                (i) any materially adverse change in the properties, business or financial condition, or prospects of any Borrower or any Subsidiary of a Borrower, in each case as determined by the Lender in its sole discretion, or the existence of any other condition which, in the Lender's sole discretion, constitutes a material impairment of the Borrowers' collective ability to perform their obligations under this Agreement, the Note, the Credit Supports or any other Loan Document.

        Section 9. Remedies Upon Default.

        (a) Upon the occurrence of one or more Events of Default other than those referred to in Section 8(g) or (h), the Lender may immediately declare the principal amount of the Loans then outstanding under the Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Agreement; provided that upon the occurrence of an Event of Default referred to in Sections 8(g) or (h) such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on the Note shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

        (b) Upon the occurrence of one or more Events of Default, the Lender shall have the right to obtain physical possession of the files of the Borrowers relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of any Borrower or any third party acting for any Borrower and each Borrower shall deliver to the Lender such assignments as the Lender shall request. The Lender shall be entitled to specific performance of all agreements of the Borrowers contained in this Agreement.

        Section 10. No Duty on Lender's Part.

The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrowers for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

        Section 11. Miscellaneous.

        11.01 Waiver. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

        11.02 Notices. Except as otherwise expressly permitted by this Agreement, all notices, requests and other communications provided for herein and under the Custodial Agreement (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Agreement and except for notices given under Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

        11.03   Indemnification and Expenses.

        (a) The Borrowers agree, jointly and severally, to hold the Lender harmless from and indemnify the Lender against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by, or asserted against the Lender, relating to or arising out of, this Agreement, the Note, the Credit Supports, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Note, the Credit Supports, any other Loan Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than the Lender's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender in connection with any Mortgage Loan for any sum owing thereunder, or to enforce any provisions of any Mortgage Loan, the Borrowers will save, indemnify and hold the Lender harmless form and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by a Borrower of any obligations thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from a Borrower. The Borrowers also agree to reimburse the Lender for all of its costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Agreement, the Note, the Credit Supports, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. The Borrowers hereby acknowledge that, notwithstanding the fact that the Note and Credit Supports are secured by the Collateral, the obligations of the Borrowers under the Note and Credit Supports are recourse obligations of the Borrowers.


        (b) The Borrowers agree to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred by the Lender in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Note, the Credit Supports, any other Loan Document or any other documents prepared in connection herewith or therewith. The Borrowers agree to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including, without limitation, (i) all the reasonable fees, disbursements and expenses of Tobin & Tobin, counsel to the Lender and any local counsel to the Lender, and (ii) all the reasonable due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Collateral under this Agreement, including, but not limited to, those costs and expenses incurred by the Lender pursuant to Section 11.14 hereto.

        11.04 Amendments. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Borrowers and the Lender and any provision of this Agreement may be waived by the Lender.

        11.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        11.06 Survival. The obligations of the Borrowers under Sections 3.03 and 11.03 hereof shall survive the repayment of the Loans and the Credit Supports and the termination of this Agreement. In addition, each representation and warranty made, or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

        11.07 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

        11.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

        11.09 Agreement Constitutes Security Agreement; Governing Law. This Agreement shall be governed by California law without reference to choice of law doctrine, and shall constitute a security agreement within the meaning of the Uniform Commercial Code.

        11.10 SUBMISSION TO JURISDICTION; WAIVERS. EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTE, THE

                        CREDIT SUPPORTS, AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND APPELLATE COURTS FROM ANY THEREOF;

                (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR THEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

                (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

        11.11 WAIVER OF JURY TRIAL. EACH OF THE BORROWERS AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

        11.12   Acknowledgments. Each Borrower hereby acknowledges that:

                (a) the Lender has no fiduciary relationship to the Borrower, and the relationship between the Borrower and the Lender is solely that of debtor and creditor; and

                (b) no joint venture exists between the Lender and the Borrower.

        11.13 Termination. This Agreement may be terminated by the Lender or Holdings by delivering written notice of such termination to each of the other parties hereto at least 60 days prior to the effective date of termination. Termination of this Agreement shall not affect the terms of Loans or Credit Supports at the time outstanding and shall otherwise be subject to Section 11.06 hereof.

        11.14   Servicing.

        (a) The Borrowers covenant to cause the servicing of the Mortgage Loans to be maintained in conformity with accepted and prudent servicing practices in the industry for the same type of mortgage loans as the Mortgage Loans and in a manner at least equal in quality to the servicing the Borrowers provide to other mortgage loans which they own.

        (b) The Mortgage Loans will be serviced by one or more third-party servicers (each such third-party servicer, the "Servicer"). The Borrowers (i) shall provide a copy of each servicing agreement to the Lender, which servicing agreement shall be in form and substance acceptable to the Lender (the "Servicing Agreement"); and (ii) hereby irrevocably assign to the Lender and Lender's successors and assigns all right, title, interest and the benefits of the Servicing Agreements with respect to the Mortgage Loans.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                            BORROWERS


                                            RWT HOLDINGS, INC.


                                            By: /s/ Vickie L. Rath
                                               ---------------------------------
                                            Title: Treasurer
                                                  ------------------------------
                                            Address for Notices:

                                            591 Redwood Highway
                                            Suite 3140
                                            Mill Valley, California 94941
                                            Attn:  Vickie L. Rath
                                            Telecopier No.:  (415) 381-1773
                                            Telephone No.:  (415) 389-7373

                                            REDWOOD RESIDENTIAL
                                            FUNDING, INC.


                                            By: /s/ Vickie L. Rath
                                               ---------------------------------
                                            Title: Treasurer
                                                  ------------------------------
                                            Address for Notices:

                                            591 Redwood Highway
                                            Suite 3140
                                            Mill Valley, California 94941
                                            Attn:  Vickie L. Rath
                                            Telecopier No.:  (415) 381-1773
                                            Telephone No.:  (415) 389-7373

                                            REDWOOD COMMERCIAL
                                            FUNDING, INC.


                                            By: /s/ Vickie L. Rath
                                               ---------------------------------
                                            Title: Treasurer
                                                  ------------------------------

                                            Address for Notices:

                                            6160 Plumas Street
                                            Reno, Nevada  89509
                                            Attn:  Vickie L. Rath
                                            Telecopier No.: (415) 381-1773
                                            Telephone No.: (415) 389-7373


                                            REDWOOD FINANCIAL SERVICES, INC.

                                            By: /s/ Vickie L. Rath
                                               ---------------------------------
                                            Title: Treasurer
                                                  ------------------------------

                                            Address for Notices:

                                            591 Redwood Highway
                                            Suite 3140
                                            Mill Valley, California 94941
                                            Attn:  Vickie L. Rath
                                            Telecopier No.:  (415) 381-1773
                                            Telephone No.:  (415) 389-7373

                                            LENDER


                                            REDWOOD TRUST, INC.


                                            By: /s/ Douglas B. Hansen
                                               ---------------------------------

                                            Title: President
                                                  ------------------------------

                                            Address for Notices:

                                            591 Redwood Highway
                                            Suite 3100
                                            Mill Valley, California 94941
                                            Attn:  Douglas B. Hansen, President
                                            Telecopier No.:  (415) 381-1773
                                            Telephone No.:  (415) 389-7373

                                    EXHIBIT A

                            [FORM OF PROMISSORY NOTE]

FOR VALUE RECEIVED, RWT HOLDINGS, INC., a Delaware corporation ("Holdings"), REDWOOD RESIDENTIAL FUNDING, INC., a Delaware corporation ("Residential"), REDWOOD COMMERCIAL FUNDING, INC., a Delaware corporation ("Commercial"), REDWOOD FINANCIAL SERVICES, INC., a Delaware corporation ("Financial"), and each additional subsidiary of Holdings that may sign this Note (collectively, the "Borrowers" and each individually, a "Borrower") hereby promise, jointly and severally, to pay to the order of REDWOOD TRUST, INC., a Maryland corporation (the "Lender"), at the principal office of the Lender at 591 Redwood Highway, Suite 3100, Mill Valley, California 94941, in lawful money of the United States, and in immediately available funds, the principal sum of the aggregate unpaid principal amount of the Loans made by the Lender to the Borrowers under the Agreement, on the dates and in the principal amounts provided in the related Loan Commitments issued under the Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in each such Loan Commitment.

The date, amount and interest rate of each Loan made by the Lender to a Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Agreement or hereunder in respect of the Loans made by the Lender.

This Note is the Note referred to in the Lending and Credit Support Agreement dated as of April 1, 1998 (as amended, supplemented or otherwise modified and in effect from time to time, the "Agreement") between the Borrowers and the Lender, and evidences Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Agreement.

The Borrowers agree to pay all the Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

Notwithstanding the pledge of the Collateral, each Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

The Borrowers, and any indorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrowers or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of any Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lender and any Borrower, by written agreement between them, may affect the liability of the Borrower.

Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Agreement for provisions concerning prepayments, Collateral, acceleration and other material terms affecting this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE) WHOSE LAWS THE BORROWER EXPRESSLY ELECTS TO APPLY TO THIS NOTE. THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE COURTS OF THE STATE OF CALIFORNIA.



                                            RWT HOLDINGS, INC.


                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------


                                            REDWOOD RESIDENTIAL
                                            FUNDING, INC.


                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------


                                            REDWOOD COMMERCIAL
                                            FUNDING, INC.


                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------


                                            REDWOOD FINANCIAL SERVICES, INC.


                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                SCHEDULE OF LOANS


This Note evidences Loans made under the within-described Agreement to the Borrowers, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:


                                 Principal Amount      Amount Paid     Unpaid Principal       Notation
   Date Made        Borrower          of Loan          or Prepaid           Amount             Made By
   ---------        --------          -------          ----------           ------             -------


                            [FORM OF LOAN COMMITMENT]

VIA FACSIMILE

RWT Holdings, Inc. [or other Borrower]
591 Redwood Highway, Suite 3140
Mill Valley, California 94941

                       Loan Commitment No.:_______________

Ladies and Gentlemen:

We hereby offer to make a Loan to you with the characteristics set forth below, subject to the terms and conditions set forth in the Lending and Credit Support Agreement, dated as of April 1, 1998 (the "Agreement"; capitalized terms used but not otherwise defined herein shall have the meaning given them in the Agreement), you and us:

        Lender:                     Redwood Trust, Inc.

        Borrower:                         RWT Holdings, Inc. [or other Borrower]

        Loan Amount:                      $_______________

        Funding Date:                     ________________

        Applicable Margin:                ________basis points (_________%)

        Mortgage Loans to be
        Pledged on Funding Date:          See Schedule I attached hereto

        Borrower's account information
        and wire transfer instructions:   ________________

If you would like to accept or decline our offer set forth above, please notify us by telephone immediately. If we have not heard from you within one (1) Business Day from the date set forth under our signature below, you will be deemed to have accepted our offer.

                                            REDWOOD TRUST, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            Date:_______________________________

                                    EXHIBIT C

                       [FORM OF CREDIT SUPPORT COMMITMENT]



VIA FACSIMILE

RWT Holdings, Inc. [or other Borrower]
591 Redwood Highway, Suite 3140
Mill Valley, California 94941

                   Credit Support Commitment No.:____________

Ladies and Gentlemen:

We hereby offer to extend Credit Support in your favor with the characteristics set forth below, subject to the terms and conditions set forth in the Lending and Credit Support Agreement, dated as of April 1, 1998 (the "Agreement"; capitalized terms used but not otherwise defined herein shall have the meaning given them in the Agreement), you and us:

        Lender:                     Redwood Trust, Inc.

        Borrower:                         RWT Holdings, Inc. [or other Borrower]

        Loan Amount:                      $_______________

        Funding Date:                     ________________

        Applicable Margin:                ________basis points (_________%)

        Mortgage Loans to be
        Pledged on Funding Date (if any): See Schedule I attached hereto

        Third-Party Lender:.              ___________________________

        Credit Support Documents:         ___________________________

        Credit Support Fee:               ___________________________

If you would like to accept or decline our offer set forth above, please notify us by telephone immediately. If we have not heard from you within one (1) Business Day from the date set forth under our signature below, you will be deemed to have accepted our offer.

                                            REDWOOD TRUST, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            Date:_______________________________


                                       2